                                                                    EXHIBIT 99.4

                    INSTRUCTION TO REGISTERED HOLDER AND/OR
                   BOOK-ENTRY TRANSFER PARTICIPANT FROM OWNER

                              COMCAST CORPORATION

                  CONSENT SOLICITATION AND OFFER TO GUARANTEE

        8 7/8% SENIOR NOTES DUE SEPTEMBER 15, 2005 (CUSIP NO. 211177AJ9)
           8 3/4% SENIOR NOTES DUE MAY 15, 2006 (CUSIP NO. 211177AM2)
        9% SENIOR DEBENTURES DUE SEPTEMBER 1, 2008 (CUSIP NO. 211177AG5)
           9.5% SENIOR NOTES DUE AUGUST 1, 2013 (CUSIP NO. 211177AK6)

                                       OF

                          COMCAST MO OF DELAWARE, INC.

To Registered Holder And/Or Participant Of The Book-Entry Transfer Facility:


     The undersigned hereby acknowledges receipt of the Prospectus dated February 7, 2003 (the "Prospectus") and the accompanying Letter of Consent (the "Letter of Consent") (together, the "Consent Solicitation") and hereby instructs you, the registered holder and/or book-entry transfer facility participant, as to the action to be taken by you relating to the Consent Solicitation with respect to the above-listed securities (the "Continental Notes") of Comcast MO of Delaware, Inc. (formerly MediaOne of Delaware, Inc.) ("Continental") held by you for the account of the undersigned.



     The aggregate face amount of the Continental Notes held by you for the account of the undersigned as of the end of business on February 10, 2003, the record date for the Consent Solicitation (the "Record Date") was (fill in amount):



$                        8 7/8% Senior Debentures Due September 15, 2005 (CUSIP No.
 ---------------------   211177AJ9)
$                        8.30% Senior Notes Due May 15, 2006 (CUSIP No. 211177AM2)
 ---------------------
$                        9% Senior Debentures Due September 1, 2008 (CUSIP No.
 ---------------------   211177AG5)
$                        9.5% Senior Debentures Due August 1, 2013 (CUSIP No.
 ---------------------   211177AK6)


     With respect to the Consent Solicitation, the undersigned hereby instructs you (check appropriate box):

     [ ] TO CONSENT to the amendment of the terms of the Continental Notes described in the Prospectus with respect to all of the Continental Notes held by you for the account of the undersigned as of the Record Date (if consent is being given with respect to less than all of the Continental Notes held, insert below the principal amount of Continental Notes with respect to which consent is given):


$                        8 7/8% Senior Notes Due September 15, 2005 (CUSIP No.
 ---------------------   211177AJ9)
$                        8.30% Senior Notes Due May 15, 2006 (CUSIP No. 211177AM2)
 ---------------------
$                        9% Senior Debentures Due September 1, 2008 (CUSIP No.
 ---------------------   211177AG5)
$                        9.5% Senior Notes Due August 1, 2013 (CUSIP No. 211177AK6)
 ---------------------


     [ ] NOT TO CONSENT to the amendment with respect to any of the Continental Notes held by you for the account of the undersigned as of the Record Date.

     If the undersigned instructs you to consent to the amendment, you are authorized to make on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you) the representations and warranties contained in the Letter of Consent that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that the undersigned (1) is not an "affiliate" of Comcast, (2) was the holder of the Continental Notes indicated above on the Record Date, (3) has full power and authority to consent to the amendment to the terms of the Continental Notes described in the Prospectus, and (4) agrees to the terms of the Consent Solicitation.

                                   SIGN HERE


Signature(s):
                                 ------------------------------------------------------------

Name(s) (please print):
                                 ------------------------------------------------------------

Address:
                                 ------------------------------------------------------------

                                 ------------------------------------------------------------

                                 ------------------------------------------------------------

                                 ------------------------------------------------------------
Area Code and Telephone Number:
                                 ------------------------------------------------------------
Taxpayer Identification
or Social Security Number:
                                 ------------------------------------------------------------

Date:
                                 ------------------------------------------------------------
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